Investments	6 Months Ended
Jun. 30, 2018
Investments, Debt and Equity Securities [Abstract]
Investments in Debt and Marketable Equity Securities (and Certain Trading Assets) Disclosure [Text Block]
5	Investments

On June 8, 2018, the Company acquired 478,951 common shares of Anglo Pacific Group PLC ("Anglo Pacific"), a public company listed on the London Stock Exchange and the TSX through the sale of the Cañariaco Project Royalty (Note 8).

The common shares have been designated as held-for-trading financial assets and any revaluation gains and losses in fair value are included in the Statement of Comprehensive Gain. The fair value of the common shares is determined based on the closing price at each period end.

During the six months ended June 30, 2018, the Company recorded an unrealized loss on the common shares of $0.1 million.